UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: July 6, 2018

(Date of earliest event reported: July 5, 2018)

ADAPTIMMUNE THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

England and Wales	1-37368	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Jubilee Avenue, Milton Park

Abingdon, Oxfordshire OX14 4RX

United Kingdom

(Address of principal executive offices, including zip code)

(44) 1235 430000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adaptimmune Therapeutics plc (the “Company”) confirmed that on July 5, 2018, in a planned transition, the appointment of John Furey to its Board of Directors as an independent Non-Executive Director and as a member of the Company’s Remuneration Committee became effective. Mr. Furey succeeds Peter Thompson, M.D. who has resigned from his position as an independent Non-Executive Director and as a member of the Company’s Remuneration Committee effective from July 5, 2018.

In connection with Mr. Furey’s appointment, the Company’s Board of Directors determined that Mr. Furey is an “independent director” under Rule 5605(a)(2) of the Nasdaq Listing Rules. Mr. Furey is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K, and there are no arrangements or understandings between Mr. Furey and any other persons pursuant to which he was selected as a director.  In connection with his appointment to the Board of Directors and Remuneration Committee, Mr. Furey will receive compensation as of the effective date of his appointment in accordance with the Company’s non-executive director remuneration policy and his letter of appointment with the Company, which is effective from July 5, 2018, and is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Following Mr. Furey’s appointment, the Remuneration Committee comprises Mr. David M. Mott (Chairperson), Mr. John Furey and Dr. Tal Zaks, each of whom is an “independent director” under applicable Nasdaq Listing Rules and the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The information contained in Item 5.02 of this Form 8-K, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Exchange Actor incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by the Company by specific reference in such a filing.

Item 9.01                        Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description of Exhibit

99.1	Letter of Appointment dated July 5, 2018 and effective from July 5, 2018 between the Company and John Furey.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADAPTIMMUNE THERAPEUTICS PLC

Date: July 6, 2018	By:	/s/ Margaret Henry
		Name:	Margaret Henry
		Title:	Corporate Secretary